American Funds Short-Term Tax-Exempt Bond Fund® (STEX)

Limited Term Tax-Exempt Bond Fund of America® (LTEX)

The Tax-Exempt Bond Fund of America® (TEBF)

American High-Income Municipal Bond Fund® (AHIM)

The Tax-Exempt Fund of California® (TEFCA)

American Funds Tax-Exempt Fund of New York® (TEFNY)

Prospectus Supplement

June 30, 2020

(for prospectus dated October 1, 2019, as supplemented to date)

1. The “Shareholder fees” table in the “Fees and expenses of the fund” section of STEX prospectus is amended to read as follows. Except as indicated below, footnotes in the prospectus remain unchanged.

Shareholder fees (fees paid directly from your investment)
Share class:	A	T	All F share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	2.50%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	0.75[1]	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none
Redemption or exchange fees	none	none	none
[1]	A contingent deferred sales charge of 0.75% applies on certain redemptions made within 18 months following purchases of $500,000 or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2. The “Shareholder fees” table in the “Fees and expenses of the fund” section of LTEX summary prospectus is amended to read as follows. Except as indicated below, footnotes in the summary prospectus remain unchanged.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	none	2.50%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	0.75[1]	1.00%	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption or exchange fees	none	none	none	none
[1]	A contingent deferred sales charge of 0.75% applies on certain redemptions made within 18 months following purchases of $500,000 or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

3. The “Shareholder fees“ table in the “Fees and expenses of the fund” section of the prospectus for each of the funds listed above (other than STEX and LTEX) is amended to read as follows. Except as indicated below, footnotes in the prospectus remain unchanged.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	2.50%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	0.75[1]	1.00%	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption or exchange fees	none	none	none	none
[1]	A contingent deferred sales charge of 0.75% applies on certain redemptions made within 18 months following purchases of $500,000 or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

4. The table under the heading “Example” in the “Fees and expenses of the fund” section of the prospectus for each of the funds listed below is amended to reflect revisions as provided.

	10 years
	With redemptions	Without redemptions
Class:	C	C
LTEX	$1,398	$1,398
TEBF	1,349	1,349
AHIM	1,489	1,489
TEFCA	1,429	1,429
TEFNY	1,495	1,495

5. The following is added to the end of “Market conditions” in the “Principal risks” section of the summary portion of the prospectus for each of the funds listed above to read as follows:

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

6. The following replaces the second paragraph of “Market conditions” in the “Investment objectives, strategies and risk” section of the prospectus to read as follows:

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

7. The information under the heading “Automatic conversion of Class C shares” in the “Purchase, exchange and sale of shares” section of the prospectus is amended to read as follows:

Automatic conversion of Class C shares Class C shares automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

8. The information under the heading “Purchase minimums and maximums” in the “Purchase, exchange and sale of shares” section of the prospectus is amended to read as follows:

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. Minimums are currently waived for purchases of Class F-2 and F-3 shares held under fee-based programs. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

9. The information under the heading “Class A shares” in the “Sales charges” section of the prospectus is amended to read as follows:

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Sales charges for The Tax-Exempt Bond Fund of America, American High-Income Municipal Bond Fund, The Tax-Exempt Fund of California and American Funds Tax-Exempt Fund of New York

Class A

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 or more and certain other investments described below	none	none	see below

Sales charges for American Funds Short-Term Tax-Exempt Bond Fund and Limited Term Tax-Exempt Bond Fund of America

Class A

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $500,000	2.50%	2.56%	2.00%
$500,000 or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the tables above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

10. The second paragraph following the Class A sales charge table in the “Sales charges” section of the prospectus is amended to read as follows:

Except as provided below, investments in Class A shares of $500,000 or more will be subject to a 0.75% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

11. The information under the heading “Merrill Lynch, Pierce, Fenner & Smith” in the “Appendix – Sales charge waivers” section of the prospectus is amended to read as follows:

Merrill Lynch, Pierce, Fenner & Smith

Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Merrill Lynch

·	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.
·	Shares purchased by or through a 529 Plan. Class A shares are not currently available to the plans described in this waiver

·	Shares purchased through a Merrill Lynch affiliated investment advisory program. Class A shares are not currently available in the programs described in this waiver
·	Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform. Class A shares are not currently available in the accounts described in this waiver
·	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
·	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
·	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
·	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus
·	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Classes A and C shares available at Merrill Lynch

·	Death or disability of the shareholder
·	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
·	Return of excess contributions from an IRA Account
·	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
·	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
·	Shares acquired through a right of reinstatement
·	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
·	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end sales charge discounts available at Merrill Lynch: breakpoints, rights of accumulation and letters of intent

·	Breakpoints as described in this prospectus.
·	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
·	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

CollegeAmerica accounts

If you establish or hold your CollegeAmerica account on the Merrill Lynch, Pierce, Fenner & Smith (Merrill) omnibus platform, the features and policies related to Class 529-A and Class 529-C sales charges (including contingent deferred sales charges), 529-A sales charge waiver eligibility, and 529-C conversion period will be different than referenced in this document.

Importantly, if you establish or hold your CollegeAmerica account on the Merrill omnibus platform, then you are eligible for Class 529-A shares at net asset value if your CollegeAmerica 529 plan assets with Merrill are $250,000 or more or you participate through an approved corporate 529 plan. If your 529 plan assets are less than $250,000 you are eligible to purchase 529-C shares. Among other things, 529-C shares generally will be automatically converted to 529-A shares (not subject to an initial sales charge) after four years from their respective dates of purchase.

Rollover assets from another 529 plan and refunded qualified higher education expenses may be invested in Class 529-A shares at net asset value. These policies apply to accounts on the Merrill platform and accounts held by the fund’s transfer agent.

Please contact your Merrill advisor with any questions.

12. The following is added to the end of “Sales charge waivers” for “Edward Jones” in the “Appendix – Sales charge waivers” section of the prospectus:

·	Purchases of Class 529-A shares through a rollover from another 529 plan

13. The following is added to the end of the “Appendix – Sales charge waivers” section of the prospectus:

Robert W. Baird & Co. Incorporated (Baird)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on A-shares available at Baird

·	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
·	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
·	Shares purchased from the proceeds of redemptions from another fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
·	A shareholder in the fund’s C shares will have their shares converted at net asset value to A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

CDSC waivers on A and C shares available at Baird

·	Shares sold due to death or disability of the shareholder
·	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
·	Shares bought due to returns of excess contributions from an IRA Account
·	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus
·	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
·	Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

·	Breakpoints as described in this prospectus
·	Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
·	Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated ("Stifel")

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end sales load waiver on Class A shares

·	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel's policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply. For accounts held by the fund’s transfer agent, the fund’s standard C share conversion schedule of 8 years applies.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-419-0620P Printed in USA CGD/AFD/10039-S81214

Statement of Additional Information Supplement June 30, 2020

For the following funds with statements of additional information dated August 1, 2019 – June 1, 2020
(as supplemented to date):

AMCAP Fund® (AMCAP)

American Balanced Fund® (AMBAL)

American Funds Corporate Bond Fund® (CBF)

American Funds Developing World Growth and Income FundSM (DWGI)

American Funds Emerging Markets Bond Fund® (EMBF)

American Funds Global Balanced FundSM (GBAL)

American Funds Global Insight FundSM (GIF)

American Funds Inflation Linked Bond Fund® (ILBF)

American Funds International Vantage FundSM (IVE)

American Funds Mortgage Fund® (AFMF)

American Funds Multi-Sector Income FundSM (MSI)

American Funds Short-Term Tax-Exempt Bond Fund® (STEX)

American Funds Strategic Bond FundSM (SBF)

American Funds Tax-Exempt Fund of New York®` (TEFNY)

American Funds U.S. Government Money Market FundSM (MMF)

American High-Income Municipal Bond Fund® (AHIM)

American High-Income Trust® (AHIT)

American Mutual Fund® (AMF)

The Bond Fund of America® (BFA)

Capital Income Builder® (CIB)

Capital World Bond Fund® (WBF)

Capital World Growth and Income Fund® (WGI)

EuroPacific Growth Fund® (EUPAC)

Fundamental Investors® (FI)

The Growth Fund of America® (GFA)

The Income Fund of America® (IFA)

Intermediate Bond Fund of America® (IBFA)

International Growth and Income FundSM (IGI)

The Investment Company of America® (ICA)

Limited Term Tax-Exempt Bond Fund of America® (LTEX)

The New Economy Fund® (NEF)

New Perspective Fund® (NPF)

New World Fund, ® Inc. (NWF)

Short-Term Bond Fund of America® (STBF)

SMALLCAP World Fund® (SCWF)

The Tax-Exempt Bond Fund of America® (TEBF)

The Tax-Exempt Fund of California® (TEFCA)

U.S. Government Securities Fund® (GVT)

Changes apply to all funds unless otherwise noted.

1. The first paragraph in the “Certain investment limitations and guidelines” section of the IFA and IGI statement of additional information is amended to read as follows:

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

2. The fifth bullet point in the “Certain investment limitations and guidelines” section of the STEX statement of additional information is amended to read as follows:

·	The fund may invest up to 5% of its assets in debt securities rated in the BBB rating category (by NRSROs designated by the fund’s investment adviser) or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund currently intends to look to the ratings from Moody's Investors Service, Standard & Poor's Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

3. The following language is being added to the “Description of certain securities, investment techniques and risks” section of the IFA and IGI statement of additional information, following the paragraph captioned “Interfund borrowing and lending”:

Securities lending activities – The fund may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the fund. As the securities lending agent, JPMorgan administers the fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the fund and JPMorgan. Under the terms of the agreement, JPMorgan is responsible for making available to approved borrowers securities from the fund’s portfolio. JPMorgan is also responsible for the administration and management of the fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, JPMorgan receives a portion of the amount earned by the fund for lending securities.

4. The following language is being added to the “Description of certain securities, investment techniques and risks” section of the statement of additional information for all of the funds listed above to read as follows:

Market conditions – The value of, and the income generated by, the securities in which the fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions may result in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

5. The first paragraph in the “Fund policies” section of the IFA and IGI statement of additional information is amended to read as follows:

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

6. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the IBFA statement of additional information is amended to read as follows.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Mark A. Brett	Over $1,000,000	None		1	$0.18	None
David J. Betanzos	$100,001 – $500,000	6	$73.4	None		None
David S. Lee	$100,001 – $500,000	3	$48.6	1	$0.95	9	$5.21
Fergus N. MacDonald	Over $1,000,000	6	$175.8	None		None
Karen Choi[4]	$100,001 – $500,000	1	$0.8	None		None
Vincent J. Gonzales	$100,001 – $500,000	2	$8.7	None		None
John R. Queen	$100,001 – $500,000	20	$235.7	None		42	$0.85

7. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the SCWF statement of additional information is amended to read as follows.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Brady L. Enright	Over $1,000,000	3	$309.6	4	$5.73	None
Julian N. Abdey	Over $1,000,000	1	$99.8	1	$0.05	None
Jonathan Knowles	$100,001 – $500,000	4	$294.5	4	$6.43	None
Gregory W. Wendt	Over $1,000,000	1	$4.3	None		None
Peter Eliot	$500,001 – $1,000,000	1	$25.8	None		None
Bradford F. Freer	$500,001 – $1,000,000	4	$50.2	1	$0.38	None
Leo Hee	$100,001 – $500,000	2	$110.7	3	$5.51	None
Roz Hongsaranagon	$100,001 – $500,000	None		None		None
Harold H. La	$100,001 – $500,000	2	$25.1	1	$0.01	None
Aidan O’Connell	$500,001 – $1,000,000	2	$69.7	2	$0.13	None
Andraz Razen	$100,001 – $500,000	2	$115.1	2	$5.62	None
Dylan Yolles	$100,001 – $500,000	2	$92.8	1	$0.05	None
Michael Beckwith	$500,001 – $1,000,000[4]	1	$4.3	None		None
Dimitrije Mitrinovic	$100,001 – $500,000	None		None		None

Samir Parekh	$100,001 – $500,000	None		None	None
Renaud H. Samyn	$500,001 – $1,000,000	1	$8.2	None	None

8. The following language is being added to the “Purchase and exchange of shares” section of the statement of additional information for EUPAC, NWF, and SCWF:

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares of the fund automatically convert to Class 529-A shares in the month of the 5-year anniversary of the purchase date.

9. The information under the heading “Conversion” in the “Purchase and exchange of shares” section of the statement of additional information for each of the funds listed above (other than AHIM, EUPAC, LTEX, NWF, SCWF, STEX, TEBF, TEFCA and TEFNY) is amended to read as follows:

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares of the fund automatically convert to Class 529-A shares in the month of the 5-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

10. The information under the heading “Conversion” in the “Purchase and exchange of shares” section of the AHIM, LTEX, STEX, TEBF, TEFCA, and TEFNY statement of additional information is amended to read as follows:

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

11. The first paragraph under the heading “Dealer commissions and compensation” in the “Sales charges” section of the IBFA, ILBF and STBF statement of additional information is amended to read as follows:

Dealer commissions and compensation — Commissions (up to .75%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $500,000 or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $500,000 or more or with 100 or more eligible employees. Commissions on such investments (other than IRA, rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: .75% on amounts of less than $4 million, .50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class 529-A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than 529, rollover assets that roll over at no sales charge under the fund’s 529 rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, .50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

12. The first two paragraphs under the heading “Dealer commissions and compensation” in the “Sales charges” section of the AHIM, LTEX, STEX, TEBF, TEFCA and TEFNY statement of additional information are amended to read as follows:

Dealer commissions and compensation — Commissions (up to .75%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $500,000 or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $500,000 or more or with 100 or more eligible employees. Only with respect to TEBF, AHIM, TEFCA and TEFNY, commissions on such investments (other than IRA, rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: .75% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

Commissions (up to .75%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $500,000 or more and b) purchases by employer-sponsored defined contribution-type retirement plans investing $500,000 or more or with 100 or more eligible employees. Only with respect to STEX and LTEX, commissions on such investments (other than IRA, rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: .75% on amounts of less than $4 million, .50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-424-0620O CGD/10149-S81141